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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 10, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA               30326
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On May 10, 2006, Novelis Inc. (the "Company") received a waiver from its lenders under the Credit Agreement dated January 7, 2005 among the Company, Novelis Corporation, Novelis Deutschland GmbH, Novelis UK Limited, Novelis AG, Citigroup North America, Inc. and the issuers and lenders party thereto (the "Credit Agreement"). Pursuant to the waiver, the lenders have waived our non-compliance with, and the effects of our non-compliance under, certain of the provisions in Section 6.1 of the Credit Agreement, which requires the Company to timely furnish consolidated and consolidating financial statements and Compliance Certificates related to certain financial covenants under the Credit Agreement, which would have been due on November 14, 2005, March 31, 2006, and May 15, 2006. The Company had previously received waivers extending the time for filing its quarterly report on Form 10-Q for the third quarter of 2005, its annual report on Form 10-K for the fiscal year ended December 31, 2005, and its quarterly report on Form 10-Q for the first quarter of 2006. The new waiver further extends the Company's time for filing its quarterly report on Form 10-Q for the third quarter of 2005 until June 15, 2006, its annual report on Form 10-K for the fiscal year ended December 31, 2005 until September 29, 2006, and its quarterly report on Form 10-Q for the first quarter of 2006 until October 30, 2006. Additionally, the new waiver extends the Company's time for filing its quarterly report on Form 10-Q for the second quarter of 2006 from August 14, 2006 until November 30, 2006 and its quarterly report on Form 10-Q for the third quarter of 2006 from November 14, 2006 until December 29, 2006.

        In addition, in connection with the waiver, we agreed to pay amendment fees equal to $1.2 million and agreed to a temporary increase in the Applicable Margin (for term loans: from 0.75% to 1.25% for base rate loans and from 1.75% to 2.25% for Eurocurrency rate loans; and for revolving loans: from 1.00% to 1.50% for base rate loans and from 2.00% to 2.50% for Eurocurrency or BA rate loans) and the Applicable Unused Commitment Fee Rate (from 0.5% to 0.625%), in each case only as long as the waivers for late filings are needed.

        A copy of the waiver is filed as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Waiver and Consent to the Credit Agreement dated May 10, 2006

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NOVELIS INC.


Date:  May 16, 2006                               By: /s/ David Kennedy
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                                                      David Kennedy
                                                      Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
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10.1      Waiver and Consent to the Credit Agreement dated May 10, 2006